UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           11/11/05
                                                 -------------------------------

                     NATIONAL ATLANTIC HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)

               New Jersey              000-51127               22-3316586
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      (State or other jurisdiction    (Commission           (I.R.S. Employer
            of incorporation)         File Number)          Identification No.)

         4 Paragon Way, Freehold, New Jersey                      07728
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (732) 665-1100
                                                        ------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On 11/11/05, National Atlantic Holdings Corporation issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of National Atlantic Holdings Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

99.1              Press Release issued by National Atlantic Holdings
                  Corporation, 11/11/05.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NATIONAL ATLANTIC HOLDINGS CORPORATION
                                  --------------------------------------
                                              (Registrant)


Date 11/11/05
     ----------                   /s/ Frank J. Prudente
                                  Frank J. Prudente
                                  Executive Vice President- Corporate Finance
                                  and Treasurer